SUPPLEMENT DATED NOVEMBER 23, 2009
To Prospectuses dated May 1, 2008 for TransSurvivorSM Life VUL and TransUltra® VUL;
To Prospectus dated May 1, 2003 for Transamerica Lineage; and
To Prospectus dated May 1, 2001 for Transamerica Tribute®

Each a Variable Life Insurance Policy

Issued through

SEPARATE ACCOUNTS VUL-4, VUL-5, VUL-2 and VUL-1, respectively

By
Transamerica Life Insurance Company

This supplement modifies certain information contained in your TransSurvivorSM Life VUL, TransUltra® VUL, Transamerica Lineage and/or Transamerica Tribute® prospectuses. Please read it carefully and retain it for future reference. All terms that are not defined in this supplement shall have the same meanings as the same terms used in the prospectus.

      The Alger American Fund recently changed its name to The Alger Portfolios. In addition, the name of your underlying portfolio has been changed from Alger American Income & Growth Portfolio to Alger Growth & Income Portfolio, and share Class O has been redesignated as Class I-2.

     Accordingly, all references in your prospectus to “The Alger American Fund” are deleted and replaced with “The Alger Portfolios”; all references to “Alger American Income & Growth Portfolio” are deleted and replaced with “Alger Growth & Income Portfolio”; and all references to “Class O” shares, with respect to the Alger Portfolio, are deleted and replaced with “Class I-2” shares.

Please retain this supplement with your records.